Inventories	12 Months Ended
Dec. 31, 2018
Statement [line items]
Inventories
13. Inventories
(USD millions)	2018	2017

Raw material, consumables	931	841

Work in progress	3 087	2 957

Finished products	2 938	3 069

Total inventories	6 956	6 867

The following table shows the amount of inventory recognized as an expense in “Cost of goods sold” in the consolidated income statements:
(USD billions)	2018	2017	2016

Cost of goods sold	– 10.4	– 10.3	– 10.3

The following table shows the recognized amount of inventory provision and reversals of inventory provision:
(USD millions)	2018	2017	2016

Inventory provisions	– 751	– 470	– 283

Reversals of inventory provisions	272	189	67

The reversals mainly result from the release of products initially requiring additional quality control inspections and from the reassessment of inventory values manufactured prior to regulatory approval but for which approval was subsequently received.